Defiance Leveraged Long + Income AMD ETF Trading Symbol: AMDU Listed on The Nasdaq Stock Market, LLC Summary Prospectus August 18, 2025 www.defianceetfs.com/AMDU

Before you invest, you may want to review the Defiance Leveraged Long + Income AMD ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated August 17, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.defianceetfs.com/AMDU. You can also get this information at no cost by calling at (833) 333-9383 or by sending an e-mail request to info@DefianceETFs.com.

Investment Objective

The Defiance Leveraged Long + Income AMD ETF (the “Fund”) seeks long-term capital appreciation, with a secondary objective to seek current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.02%
Total Annual Fund Operating Expenses(2)	1.51%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all of the Fund’s expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$154	$477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective through a combination of a Leveraged Strategy and an Income Generation Strategy. The Leveraged Strategy aims to amplify returns by employing derivatives to achieve exposure to the share price of the common stock of Advanced Micro Devices, Inc. (“AMD” or the “Underlying Security”) at daily levels ranging from 150% to 200% of the Fund’s net assets. The Income Generation Strategy complements the Leveraged Strategy by utilizing credit call spreads to seek to generate premium income and manage risk associated with the Fund’s leveraged exposure. While these strategies are designed to enhance potential returns and mitigate certain risks, the Income Generation Strategy may limit the upside performance of the Leveraged Strategy on the portion of exposure covered by the credit call spreads.

●	Leveraged Strategy:

The Fund seeks to achieve its investment objective by entering into derivatives transactions (i.e., swap agreements and options contracts) to gain long exposure to the Underlying Security. The Fund uses leverage to seek to provide daily returns of approximately 150% to 200% of the performance of the Underlying Security, before fees and expenses. Although the Fund’s leverage will vary, its base, daily target leverage level will be approximately 200%. The Fund’s investment adviser will determine the Fund’s actual leverage level based on market conditions and other factors described below. For example, if volatility in the Underlying Security increases significantly, the Fund may adjust its leverage level to seek to manage risk. Leverage adjustments may also be influenced by operational considerations, such as the availability and cost of derivatives, regulatory constraints, or the overall liquidity of the Underlying Security and associated derivatives markets.

The Fund’s dynamic approach to leverage allows it to remain responsive to market conditions while striving to achieve its stated investment objective.

If the Fund encounters limitations in implementing its strategies, whether due to market conditions, derivative availability, counterparty issues, or other factors, the Fund may not achieve daily investment results, before fees and expenses, that correspond to 150% to 200% the performance of the Underlying Security, and may return substantially less during such periods. During such periods, the Fund’s actual leverage levels may differ substantially from its intended leverage target range, both intraday and at the close of trading, potentially resulting in significantly lower returns.

The Fund employs leverage to enhance the total return of its long exposure to the Underlying Security. Under normal market conditions, the Fund’s daily exposure to the Underlying Security is expected to range from approximately 150% to 200% of the Fund’s net assets. This means that for each dollar invested in the Fund, the investor’s exposure to the performance of the Underlying Security will be equivalent to approximately one and a half to two dollars, magnifying the potential gains or losses associated with fluctuations in the price of the Underlying Security.

The term “exposure” refers to the extent to which the Fund’s performance is influenced by changes in the Underlying Security’s value. As a result of the Fund’s leveraged strategy, an investment in the Fund is effectively amplified, allowing investors to potentially benefit from (or incur losses related to) the price movements of the Underlying Security. This approach seeks to provide enhanced returns, though it also carries commensurate risks, including the possibility of amplified losses.

The Fund may utilize swap agreements (bilateral contracts in which the Fund agrees to exchange cash flows or returns with a counterparty based on the performance of the Underlying Security over a specified period) and/or listed options contracts (standardized financial derivatives that give the Fund the right, but not the obligation, to buy or sell the Underlying Security at a predetermined price within a specified timeframe) to achieve leveraged exposure. Swap agreements may be entered into with financial institutions for periods ranging from one day to over a year. These agreements involve exchanging the return (or rate-of-return differentials) on the Underlying Security’s share price. The return to be exchanged is calculated with respect to a notional amount (the face value of the instrument), such as the return on or change in value of a specific dollar amount representing the Underlying Security. The swap agreements the Fund may utilize will typically reset on a monthly basis or upon the occurrence of mutually agreed-upon conditions, such as when receivable or payable amounts reach predetermined thresholds relative to the principal. These resets effectively lock in the accumulated performance of the swap agreement up to that point.

The Fund may also employ listed options, such as short-dated (a month or less) in-the-money call options (options with strike prices below the current market price of the underlying security, offering immediate intrinsic value), to achieve or supplement its leveraged exposure. These options allow the Fund to dynamically adjust its leverage strategy based on market conditions, liquidity constraints, or pricing considerations for swaps. The ability to incorporate options provides additional flexibility in pursuing the Fund’s investment objective, enhancing the Fund’s capacity to respond to various market dynamics.

At the end of each trading day, the Fund’s swaps and options are marked to market (valued based on current market prices), and the Fund’s investment adviser rebalances the portfolio to maintain leveraged exposure of approximately 150% to 200% of the Underlying Security’s share price. This rebalancing ensures alignment with the Fund’s investment objective.

The performance of the Fund over periods exceeding a single day is influenced by several factors, including:

a) the volatility of the Underlying Security;

b) the Underlying Security’s overall performance;

c) the duration of the investment period;

d) financing rates associated with leveraged exposure; and

e) other Fund expenses.

●	Income Generation Strategy:

The Fund will write (sell) credit call spreads (described below) to generate premium income and manage risk associated with its leveraged exposure to the Underlying Security’s share price. A credit call spread involves selling a call option while simultaneously buying a call option with a higher strike price, both with the same expiration date. By writing credit call spreads, the Fund can potentially offset losses incurred from its short call positions if the Underlying Security’s share price rises above the upper strike price.

The Fund’s credit call spreads are generally implemented on approximately 100% of the Fund’s net notional exposure to the Underlying Security. For instance, if the Fund employs leverage of 200%, half of the Fund’s effective exposure to the Underlying Security will be offset by the call spread, limiting upside participation for that portion of the exposure. While the strategy reduces the potential for gains from leveraged increases in the Underlying Security’s price, it generates premium income and mitigates risk through predefined limits on losses.

Portfolio Attributes

The Fund will seek to provide at least weekly income distributions in the form of cash.

The Fund will hold assets to serve as collateral for the Fund’s derivatives investments. For those collateral holdings, the Fund may invest in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

The Fund has adopted a policy to have at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that provide financial exposure to the Underlying Security. For purposes of compliance with this 80% policy, derivatives will be valued at notional value. The Fund is expected to have a high annual portfolio turnover rate.

The Fund is classified as “non-diversified” under the 1940 Act.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Advanced Micro Devices, Inc. (“AMD, Inc.”)

AMD, Inc. is a global semiconductor company. Semiconductors are components used in a variety of electronic products and systems. AMD is listed on the Nasdaq Global Select Market. Per AMD, Inc.’s most recent Form 10-K filing, the aggregate market value of its common stock held by its non-affiliates as of June 28, 2024 was approximately $261.4 billion.

AMD is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by AMD, Inc. pursuant to the Exchange Act can be located by reference to SEC file number 001-07882 through the SEC’s website at www.sec.gov. In addition, information regarding AMD, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to the Underlying Security or other securities of AMD, Inc. The Fund has derived all disclosures contained in this document regarding AMD, Inc. from the publicly available documents. None of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to AMD, Inc. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding AMD, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Security (and therefore the price of the Underlying Security at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning AMD, Inc. could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation to you as to the performance of the Underlying Security.

NONE OF THE FUND, TIDAL TRUST II, OR TIDAL INVESTMENTS LLC IS AFFILIATED, CONNECTED, OR ASSOCIATED WITH AMD, Inc. THE FUND WAS NOT DEVELOPED OR CREATED BY, AND IS NOT SPONSORED, ENDORSED, OR APPROVED BY, AMD, Inc.

Moreover, AMD, Inc. has not participated in the development of the Fund’s investment strategy. AMD, Inc. does not select or approve the Fund’s portfolio holdings, nor does it participate in the construction, design, or implementation of the Fund. AMD, Inc. does not provide any assurances, guarantees, or representations regarding the Fund or its performance. Nothing herein shall be construed as an offer of any security by AMD, Inc.

None of the Fund, the Trust, the Adviser, or their respective affiliates claim any ownership interest in any trademarks owned by AMD or its affiliates. All rights in the trademarks are reserved by their respective owners.

Due to the Fund’s investment strategy, the Fund’s investment exposure is concentrated in (or substantially exposed to) the same industry as that assigned to the Underlying Security. As of the date of the Prospectus, the Underlying Security is assigned to the semiconductors and semiconductor equipment industry.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund Principal Risks of Investing in the Fund.”

Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

AMD, Inc. Risk. The Fund invests in swap contracts and options that are based on the share price of AMD. This subjects the Fund to the risk that AMD’s share price decreases. If the share price of AMD decreases, the Fund will likely lose value and, as a result, the Fund may suffer significant losses. Therefore, as a result of the Fund’s exposure to the value of AMD, the Fund may also be subject to the following risks:

Indirect Investment in AMD, Inc. Risk. AMD, Inc. is not affiliated with the Trust, the Fund, the Adviser or their respective affiliates and is not involved with this offering in any way and has no obligation to consider your Shares in taking any corporate actions that might affect the value of Shares. Investors in the Fund will not have voting rights and will not be able to influence the management of AMD, Inc. but will be exposed to the performance of AMD (the underlying stock). Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the underlying stock but will be subject to declines in the performance of the underlying stock.

AMD Trading Risk. The trading price of AMD may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general, and the market for technology companies in particular, has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of those companies. In particular, a large proportion of AMD may be traded by short sellers which may put pressure on the supply and demand for the common stock of AMD, Inc., further influencing volatility in its market price. Public perception and other factors outside of the control of AMD, Inc. may additionally impact AMD, Inc.’s stock price due to AMD, Inc. garnering a disproportionate degree of public attention, regardless of actual operating performance. In addition, in the past, following periods of volatility in the overall market and the market price of a particular company’s securities, securities class action litigation has often been instituted against companies such as these. Moreover, stockholder litigation like this has been filed against AMD, Inc. in the past. While AMD, Inc. continues to defend such actions, any judgment against AMD, Inc., or any future stockholder litigation could result in substantial costs and a diversion of the management of AMD, Inc.’s attention and resources. If AMD trading is halted, trading in Shares of the Fund may be impacted, either temporarily or indefinitely.

AMD, Inc. Performance Risk. AMD, Inc. may fail to meet its publicly announced guidelines or other expectations about its business, which could cause the price of AMD to decline. AMD, Inc. provides guidance regarding its expected financial and business performance, such as projections regarding sales and production, as well as anticipated future revenues, gross margins, profitability and cash flows. Correctly identifying key factors affecting business conditions and predicting future events is inherently an uncertain process, and the guidance AMD, Inc. provides may not ultimately be accurate and has in the past been inaccurate in certain respects, such as the timing of new product manufacturing ramps. The guidance is based on certain assumptions such as those relating to global and local economic conditions, anticipated production and sales volumes (which generally are not linear throughout a given period), average sales prices, supplier and commodity costs, and planned cost reductions. If AMD, Inc.’s guidance is not accurate or varies from actual results due to its inability to meet the assumptions or the impact on its financial performance that could occur as a result of various risks and uncertainties, the market value of common stock issued by AMD, Inc. could decline significantly.

Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

Derivatives Risks. The Fund’s derivative investments carry risks such as an imperfect match between the derivative’s performance and its underlying assets or index, and the potential for loss of principal, which can exceed the initial investment. Additionally, there are risks related to the possible default of the transaction’s counterparty and the illiquidity of derivatives, making them hard to sell or trade. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to an Underlying Security, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If an Underlying Security has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Underlying Security later reverses all or a portion of its movement.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to the Underlying Securities through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of an Underlying Security moves against its positions, potentially resulting in a complete loss of the premium paid.

Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in swap contracts and options. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the Underlying Securities, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.

Concentration Risk. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund may have economic exposure that is concentrated in the industry or industries, if any, assigned to the Underling Security. As a result, the Fund may be more susceptible to loss due to adverse occurrences that affect the price of such industries more than the market as a whole.

Counterparty Risk. Counterparty risk is the likelihood or probability that a party involved in a transaction might default on its contractual obligation. Where the Fund enters into derivative contracts that are exchange-traded, the Fund is subject to the counterparty risk associated with the Fund’s clearing broker or clearinghouse. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

Compounding and Market Volatility Risk. To achieve its objective, the Fund seeks to generate daily returns of approximately 150% to 200% of the performance of the Underlying Security, before fees and expenses. However, due to the effects of compounding, the Fund’s performance over periods longer than a single trading day is likely to differ from this targeted range. The Fund’s returns over extended periods result from the daily returns being compounded over time, and as a result, they may deviate significantly from 1.5 to 2 times the cumulative performance of the Underlying Security over the same period.

Compounding impacts all investments, but the effects are more pronounced for funds that seek leveraged daily returns and rebalance daily. If the Underlying Security experiences consecutive days of adverse performance, the compounding effect will reduce the Fund’s net asset value at an accelerated rate, leading to smaller absolute dollar losses on subsequent declines. Conversely, when the Underlying Security experiences consecutive days of positive performance, the Fund’s net asset value will increase, amplifying the absolute dollar losses that could occur in the event of subsequent adverse performance.

The impact of compounding is further influenced by the volatility of the Underlying Security and the length of time an investment is held. Greater volatility in the Underlying Security’s price over time will generally exacerbate the deviation between the Fund’s cumulative returns and the expected multiple of the Underlying Security’s cumulative return. This effect may lead to performance that is either greater or less than the expected range of 1.5 to 2 times the Underlying Security’s performance over an extended period.

Fund performance over periods longer than a single day will be affected by various factors, including: (i) the volatility of the Underlying Security; (ii) the Underlying Security’s cumulative performance over the period; (iii) the duration of the holding period; (iv) financing costs associated with maintaining leveraged exposure; and (v) other Fund expenses. Particularly during periods of elevated volatility, compounding effects may cause the Fund’s performance to diverge further from the expected range of 1.5 to 2 times the cumulative performance of the Underlying Security.

If the Underlying Security experiences sustained high volatility, the Fund may incur significant losses, even if the price of the Underlying Security remains relatively unchanged over time. For example, if the Underlying Security exhibits an annualized volatility of 100% but its price remains flat over a one-year period, the Fund could still experience substantial losses. This underscores the risk that, in highly volatile market conditions, the Fund’s returns may be significantly lower than its targeted range and, in extreme cases, could result in a complete loss of value.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Cash Redemption Risk. The Fund’s investment strategy is expected to require it to redeem its shares for cash or to otherwise include primarily cash as part of its redemption proceeds. As a result, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur brokerage costs and/or recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Brokerage costs could be imposed on the Fund, and thus decrease the Fund’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an AP.

○	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Economic and Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a newly organized management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of swap contracts and options on shares of a single issuer does not exceed 25% of the Fund’s value at the close of any quarter. If the value of swap contracts and options on shares of a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.defianceetfs.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.defianceetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.